FOIA Confidential Treatment Requested by Cyclerion Therapeutics, Inc.

Pursuant to 17 CFR 200.83

Exhibit 10.7

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (this “Agreement”) is made as of [ ], 2019, by and between Cyclerion Therapeutics, Inc., a Massachusetts corporation (the “Company”) and [ ] (“Indemnitee”).

RECITALS

WHEREAS, although the Articles of Organization and Bylaws of the Company provide for indemnification of the officers and directors of the Company and Indemnitee may also be entitled to indemnification pursuant to the Massachusetts Business Corporation Act (“the Act,” as further defined below), the Act expressly contemplates that contracts may be entered into between the Company and its directors and officers with respect to indemnification of such directors and officers;

WHEREAS, Indemnitee’s continued service to the Company substantially benefits the Company;

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it is in the best interest of the Company and that it is reasonably prudent and necessary for the Company to contractually obligate itself to indemnify, and to advance expenses on behalf of, Indemnitee to the fullest extent permitted by applicable law in order to induce Indemnitee to serve or continue to serve the Company free from undue concern that Indemnitee will not be so indemnified or that any indemnification obligation will not be met;

WHEREAS, this Agreement is a supplement to and in furtherance of the indemnification provided in the Articles of Organization and Bylaws, as the case may be, of any Enterprise (as defined below), and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder; and

WHEREAS, Indemnitee does not regard the protection available under the Company’s Articles of Organization, Bylaws, and insurance, or any other Enterprise’s certificate of incorporation, bylaws, partnership agreement or other organizational document, as the case may be, and insurance, as adequate in the present circumstances, and may not be willing to serve as a director or officer without adequate protection, and the Company desires Indemnitee to serve in such capacity, and Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company and certain other Enterprises on the condition that Indemnitee be so indemnified.

NOW, THEREFORE, in consideration of the promises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

AGREEMENT

1. Services to the Company and Certain Other Enterprises. Indemnitee will serve or continue to serve as a director and/or officer of the Company or other Enterprises for so long as Indemnitee is duly elected or appointed or until Indemnitee tenders a resignation.

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2. Definitions. As used in this Agreement:

(a) “Act” shall mean Chapter 156D of the General Laws of the Commonwealth of Massachusetts, provided that if Chapter 156D is amended, or other Massachusetts law is enacted in place of Chapter 156D, then Indemnitee shall be indemnified to the fullest extent permitted under Chapter 156D as so amended, or by such other Massachusetts law, as so enacted.

(b) “Change of Control” means

(1) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company, or any affiliate, parent or subsidiary of the Company or any employee benefit plan of the Company) pursuant to a transaction or a series of transactions which the Board does not approve;

(2) a merger or consolidation of the Company, whether or not approved by the Board, which results in the holders of voting securities of the Company outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(3) the sale or disposition of all or substantially all of the Company’s assets (or consummation of any transaction having similar effect) provided that the sale or disposition is of more than two-thirds (2/3) of the assets of the Company; or

(4) the date a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election.

(5) in any case, a Change of Control under this Section 2(a) must also meet the requirements of a change in ownership or effective control, or a sale of a substantial portion of the Company’s assets in accordance with Section 409A(a)(2)(A)(v) of the Internal Revenue Code of 1986, as amended, and the applicable provisions of Treasury Regulation § 1.409A-3.

(c) “Corporate Status” describes the status of a person who is or was a director, officer, employee, agent or fiduciary of the Company or of any other Enterprise.

(d) “Disinterested Director” means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

(e) “Enterprise” means (i) the Company, (ii) any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise which is an affiliate or wholly or partially owned subsidiary of the Company and of which Indemnitee is or was serving as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary and (iii) any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or

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other enterprise of which Indemnitee is or was serving at the request of the Company.

(f) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(g) “Expenses” includes all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding. Expenses shall include such fees and expenses, and costs incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.

(h) “Independent Counsel” means, at any time, any law firm, or a member of a law firm, that (i) is experienced in matters of Massachusetts corporation law and (ii) is not, at such time, or has not been in the five years prior to such time, retained to represent: (1) the Company or Indemnitee in any matter material to either such party (other than with respect to matters concerning Indemnitee under this Agreement, or of other indemnities under similar indemnification agreements), or (2) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. The Company agrees to pay the reasonable fees and expenses of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto and to be jointly and severally liable therefor.

(i) “Proceeding” includes any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, including without limitation any such proceeding pending as of the date of this Agreement, in which Indemnitee was, is or will be involved as a party or otherwise by reason of the fact that Indemnitee is or was an officer or director of the Company, by reason of any action taken by Indemnitee or of any action on Indemnitee’s part while acting as director or officer of the Company, or by reason of the fact that Indemnitee is or was serving as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of any other Enterprise, in each case whether or not serving in such capacity at the time any Expense, judgment, fine or amount paid in settlement is incurred for which indemnification, reimbursement, or advancement of Expenses can be provided under this Agreement.

3. Indemnity in Third-Party Proceedings. The Company shall be liable to indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is, or is threatened to be made, a party to or a participant (as a witness or otherwise) in any Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor.  Pursuant to this Section 3, Indemnitee shall be indemnified against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding or any

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claim, issue or matter therein, if Indemnitee (A) acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal Proceeding, had no reasonable cause to believe that Indemnitee’s conduct was unlawful; or (B) engaged in conduct for which Indemnitee shall not be liable under a provision of the Company’s Articles of Organization authorized by Section 2.02(b)(4) of the Act or any successor provisions to the Act.  Indemnitee’s conduct with respect to an employee benefit plan for a purpose Indemnitee reasonably believed to be in the interests of the participants in, and the beneficiaries of, the plan is conduct that satisfies the requirement that Indemnitee’s conduct was at least not opposed to the best interests of the Company.

4. Indemnity in Proceedings by or in the Right of the Company. The Company shall be liable to indemnify Indemnitee in accordance with the provisions of this Section 4 if Indemnitee is, or is threatened to be made, a party to or a participant (as a witness or otherwise) in any Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 4, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding (or any claim, issue or matter therein) if Indemnitee (A) acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; or (B) engaged in conduct for which Indemnitee shall not be liable under a provision of the Company’s Articles of Organization authorized by Section 2.02(b)(4) of the Act or any successor provisions to the Act.  Indemnitee’s conduct with respect to an employee benefit plan for a purpose Indemnitee reasonably believed to be in the interests of the participants in, and the beneficiaries of, the plan is conduct that satisfies the requirement that Indemnitee’s conduct was at least not opposed to the best interests of the Company. For the avoidance of doubt, no indemnification for Expenses shall be made under this Section 4 in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged by a court of competent jurisdiction to be liable to the Company, unless and only to the extent that any court in which the Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification.

5. Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provisions of this Agreement, to the extent that Indemnitee is a party to (or a participant in) and is successful, on the merits or otherwise, in any Proceeding, the Company shall be liable to indemnify Indemnitee against all Expenses actually and reasonably incurred by him in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall be liable to indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

6. Indemnification For Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee’s Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, the Company shall be liable to indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith.

7. Exclusions. Notwithstanding any provision in this Agreement, the Company shall not be

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obligated under this Agreement to make any indemnity payment in connection with any claim made against Indemnitee:

(a) for which payment has actually been received by or on behalf of Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount actually received under any insurance policy or other indemnity provision;

(b) for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Exchange Act or similar provisions of state statutory law or common law; provided, however, that notwithstanding any limitation on the Company’s obligation to provide indemnification set forth in this Section 7(b) or elsewhere, Indemnitee shall be entitled to receive advancement of Expenses hereunder with respect to any such claim unless and until a court having jurisdiction over the claim shall have made a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee has violated said statute; or

(c) in connection with any Proceeding (or any part of any Proceeding) initiated by Indemnitee (other than to enforce this Agreement or other indemnification rights), including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Company or its directors, officers, employees or other indemnitees, unless the Proceeding was authorized by the Board.

8. Advancement of Expenses; Defense of Claim.

(a) Notwithstanding any provision of this Agreement to the contrary, the Company shall, before final, non-appealable disposition of a Proceeding, be obligated to advance any and all Expenses incurred by Indemnitee in connection with any Proceeding within thirty (30) days after the receipt by the Company of a statement or statements requesting such advances from time to time, whether prior to or after final disposition of any Proceeding.  Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by a written undertaking by or on behalf of Indemnitee to repay any Expenses advanced to the extent and only to the extent that it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company. Any advances (i) shall be unsecured and interest free; (ii) shall be made without regard to Indemnitee’s ability to repay the advances and without regard to Indemnitee’s ultimate entitlement to indemnification under the other provisions of this Agreement; and (iii) shall include any and all reasonable Expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Company to support the advances claimed. The Company will be entitled to participate reasonably in the Proceeding at its own expense.

(b) Indemnitee shall repay to the Company any and all advances made to or for the benefit of Indemnitee in a Proceeding if, following a final, non-appealable disposition of the Proceeding, (i) Indemnitee is not entitled to mandatory indemnification under Section 8.52 of the Act and (ii) it is ultimately determined under Sections 8.54 or 8.55 of the Act that Indemnitee has not met the relevant standard of conduct described in Section 8.51 of the Act.

9. Procedure for Notification and Requests for Advancement and Indemnification.

(a) Notification. To obtain advancement of Expenses and/or indemnification under this Agreement, Indemnitee shall, not later than sixty (60) days after receipt by Indemnitee of notice of the

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commencement of any Proceeding, except for Proceedings pending as of the date of this Agreement, submit to the Company written notification of the Proceeding; with regard to Proceedings pending as of the date of this Agreement, Indemnitee shall submit to the Company written notification not later than thirty (30) days after the date of this Agreement. The omission to notify the Company will relieve the Company of its advancement or indemnification obligations under this Agreement only to the extent the Company can establish that such omission to notify resulted in actual prejudice to it, and the omission to notify the Company will, in any event, not relieve the Company from any liability which it may have to indemnify Indemnitee otherwise than under this Agreement. The Secretary of the Company shall, promptly upon receipt of notification from Indemnitee pursuant to this Section 9(a), advise the Board in writing that Indemnitee has provided such notification.

(b) Expense Request. Subject to Section 8, to obtain advancement of Expenses under this Agreement, Indemnitee shall submit to the Company (i) a written request therefor, together with such invoices or other supporting information as may be reasonably requested by the Company and reasonably available to Indemnitee, and (ii) together with, or prior to the submission of, such invoices, (1) the written affirmation required under Section 8.53 of the Act of the Indemnitee’s good faith belief that he has met the relevant standard of conduct described in Section 8.51 of the Act or that the proceeding involves conduct for which liability has been eliminated under a provision of the Company’s Articles of Organization as authorized by clause (4) of subsection (b) of Section 2.02 of the Act and (2) the Indemnitee’s written undertaking required under Section 8.53 of the Act to repay any advanced funds as provided in Section 8.53 of the Act.  The Company shall make advance payment of Expenses to Indemnitee no later than thirty (30) days after receipt of the foregoing (and each subsequent request for advancement) by Indemnitee.  If, at the time of receipt of any such written request for advancement of Expenses, the Company has director and officer insurance policies in effect, the Company will promptly notify the relevant insurers in accordance with the procedures and requirements of such policies. The Company shall thereafter keep such director and officer insurers informed of the status of the Proceeding or other claim, as appropriate to secure coverage of Indemnitee for such claim.

(c) Indemnification Request. In order to obtain indemnification under this Agreement, Indemnitee shall, anytime at Indemnitee’s discretion following notification by Indemnitee of the commencement of any Proceeding pursuant to Section 9(a) of this Agreement and consistent with the time period for the duration of this Agreement as set forth in Section 14 of this Agreement, submit to the Company a written request for indemnification pursuant to this Section 9(c), including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification.  No determination of Indemnitee’s entitlement to indemnification shall be made until such written request for a determination is submitted by Indemnitee to the Company pursuant to this Section 9(c). The failure to submit a written request to the Company will relieve the Company of its indemnification obligations under this Agreement only to the extent the Company can establish that such failure to make a written request resulted in actual prejudice to it, and the failure to make a written request will not relieve the Company from any liability which it may have to indemnify Indemnitee otherwise than under this Agreement.  The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.  Upon submission of a written request for indemnification by Indemnitee pursuant to this Section 9(c), Indemnitee’s entitlement to indemnification shall be determined according to Section 10 of this Agreement.

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10. Procedure Upon Application for Indemnification.

(a) For avoidance of doubt and notwithstanding anything in this Agreement to the contrary, no indemnification shall be made under this Agreement without a determination made in accordance with Section 8.55 of the Act that the Indemnitee has met the relevant standard of conduct set forth in Section 8.51 of the Act.  Upon receipt of Indemnitee’s written request for indemnification pursuant to Section 9(c), a determination with respect thereto shall be made in the specific case by one of the following three methods, which shall be at the election of the Board: (i) by a majority vote of the Disinterested Directors, even though less than a quorum, (ii) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum, or (iii) if there are no Disinterested Directors or if the Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee.  Notwithstanding the above, if a determination with respect to Indemnitee’s right to indemnification is to be made following a Change of Control, such determination shall be made in the specific case by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee.  If it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination.  Indemnitee shall reasonably cooperate with the person, persons or entity making such determination with respect to Indemnitee’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination.  Any costs or expenses (including attorneys’ fees and disbursements) incurred by Indemnitee in so cooperating with the Disinterested Directors or Independent Counsel, as the case may be, making such determination shall be advanced and borne by the Company (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Company is liable to indemnify and hold Indemnitee harmless therefrom.

(b) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 10(a) hereof, the Independent Counsel shall be selected as provided in this Section 10(b). The Independent Counsel shall be selected by the Board and the Board shall provide written notice to the Indemnitee of the identity of the Independent Counsel so selected.  Indemnitee may, within ten (10) days after written notice of such selection, deliver to the Company a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 2 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is so made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or the Massachusetts Court (as defined in Section 21) has determined that such objection is without merit.  If, within twenty (20) days after the later of (i) submission by Indemnitee of a written request for indemnification pursuant to Section 9(a), and (ii) the final disposition of the Proceeding, including any appeal therein, no Independent Counsel shall have been selected without objection, Indemnitee may petition the Massachusetts Court for resolution of any objection which shall have been made by Indemnitee to the selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate.  The person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 10(a) hereof. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 12(a) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing) The Company shall pay all reasonable fees and expenses

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incident to the procedures in this Section 10(b), regardless of the manner in which such Independent Counsel was selected or appointed.

11. Presumptions and Effect of Certain Proceedings.

(a) In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a notice and a request for indemnification in accordance with Section 9 of this Agreement.  Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.  Neither the failure of the Company (including by the Board) or of Independent Counsel to have made a determination prior to the commencement of any judicial proceeding or arbitration pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including by the Board) or by Independent Counsel that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

(b) If the person, persons or entity empowered or selected under Section 10 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within sixty (60) days after receipt by the Company of Indemnitee’s written request for indemnification pursuant to Section 9(c) of this Agreement, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating of documentation and/or information relating thereto.

(c) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful.

(d) Reliance as Safe Harbor. For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee’s action or failure to act is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected by the Enterprise. The provisions of this Section 11(d) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed or found to have met the applicable standard of conduct set forth in this Agreement.

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(e) Actions of Others. The knowledge and/or actions, or failure to act, of any other director, partner, managing member, officer, agent, employee or trustee of the Enterprise shall not be imputed to Indemnitee for purposes of determining Indemnitee’s right to indemnification under this Agreement.

12. Remedies of Indemnitee.

(a) In the event that (i) a determination is made pursuant to Section 10 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 8 or 9(b) of this Agreement, (iii) payment of indemnification is not made pursuant to Section 5 or 6, or the last sentence of Section 10(a) of this Agreement within ten (10) days after receipt by the Company of a written request therefor, or (iv) payment of indemnification pursuant to Section 3 or 4 of this Agreement is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification, or (v) Indemnitee determines in its sole discretion that such action is appropriate or desirable, Indemnitee shall be entitled to seek an adjudication by a court of competent jurisdiction as to Indemnitee’s entitlement to such indemnification or advancement of Expenses.  Alternatively, Indemnitee, at Indemnitee’s option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association.  The Company shall not oppose Indemnitee’s right to seek any such adjudication or award in arbitration.

(b) In the event that a determination shall have been made pursuant to Section 10(a) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration, commenced pursuant to this Section 12, shall be conducted in all respects as a de novo trial, or arbitration, on the merits, and Indemnitee shall not be prejudiced by reason of that adverse determination.  In any judicial proceeding or arbitration commenced pursuant to this Section 12, in the event that the person, persons or entity empowered or selected under Section 10 of this Agreement to determine whether Indemnitee is entitled to indemnification has not made such a determination within the time period provided for under Section 11(b) of this Agreement, the Company shall stipulate and may not contest that Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or Proceeding, had no reasonable cause to believe Indemnitee’s conduct was unlawful.

(c) If a determination shall have been made pursuant to Section 10(a) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 12, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

(d) To the extent permitted by law, the Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 12 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

(e) The Company shall be liable to indemnify Indemnitee against any and all Expenses and, if requested by Indemnitee, shall (within ten (10) days after receipt by the Company of a written

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request therefore) advance such Expenses to Indemnitee that are incurred by Indemnitee in connection with any judicial adjudication or arbitration involving Indemnitee for indemnification or advancement of Expenses from the Company under this Agreement or under any directors’ and officers’ liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advancement of Expenses or insurance recovery, as the case may be.  Indemnitee shall be required to reimburse all Expenses advanced by the Company under this Section 12 in the event that a final judicial determination is made that such action brought by Indemnitee was frivolous or not made in good faith.

(f) Notwithstanding anything in this Agreement to the contrary, no determination of entitlement to indemnification under this Agreement shall be required to be made prior to the final disposition of the Proceeding, including any appeal therein.

13. Non-Exclusivity; Survival of Rights; Insurance.

(a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company’s or any other Enterprise’s Articles of Organization, Bylaws, or similar organizational documents, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect to any action taken or omitted by such Indemnitee in Indemnitee’s Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in Massachusetts law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Company’s or any other Enterprise’s Articles of Organization, Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

(b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, partners, managing members, officers, employees, agents or trustees of the Company or of any other Enterprise, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, partner, managing member, officer, employee, agent or trustee under such policy or policies.  If, at the time of the receipt of a notice of a claim pursuant to Section 9(a) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

(c) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable (or for which advancement is provided hereunder) hereunder if and only to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

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(d) The Company’s obligation hereunder to indemnify, or advance Expenses to, Indemnitee who was, is or will be serving as a director, partner, managing member, officer, employee, agent or trustee of any other Enterprise shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of Expenses from such other Enterprise.

14. Duration of Agreement. This Agreement shall continue until and terminate upon the later of: (a) ten (10) years after the date that Indemnitee shall have ceased to serve as a director or officer of the Company or as a director, partner, managing member, officer, employee, agent or trustee of any other Enterprise; or (b) one (1) year after the final termination (i) of any Proceeding (including any rights of appeal) then pending in respect of which Indemnitee requests indemnification or advancement of Expenses hereunder and (ii) of any judicial proceeding or arbitration pursuant to Section 12 of this Agreement (including any rights of appeal) involving Indemnitee. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee’s heirs, executors and administrators.

15. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

16. Enforcement.

(a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to continue to serve as a director or officer of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a director or officer of the Company.

(b) This Agreement is intended to supplement the Indemnitee’s rights to indemnification pursuant to the Company’s Articles of Organization, Bylaws, and/or otherwise, and nothing herein shall be construed to limit, restrict, or eliminate advancement of the Indemnitee’s rights to indemnification pursuant to the Company’s Articles of Organization, Bylaws, and/or otherwise.

(c) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject hereof and supersedes any and all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

17. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a wavier of any other provisions of this Agreement nor shall any waiver constitute a continuing waiver.

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18. Notice by Indemnitee. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.  The failure of Indemnitee to so notify the Company shall not relieve the Company of any obligation which it may have to Indemnitee under this Agreement or otherwise.

19. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification:

(a) If to Indemnitee, at the address indicated on the signature page of this Agreement, or such other address as Indemnitee shall provide in writing to the Company,

(b) If to the Company to: Cyclerion Therapeutics, Inc.

301 Binney St

Cambridge, MA 02142

Attention:

E-Mail:

or to any other address as may have been furnished to Indemnitee in writing by the Company.

20. Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Company (and its directors, officer, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

21. Applicable Law and Consent to Jurisdiction. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its conflict of laws rules.  Except with respect to any arbitration commenced by Indemnitee pursuant to Section 12(a) of this Agreement, the Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the state or federal courts located in the Commonwealth of Massachusetts (the “Massachusetts Court”), and not in any other state or federal court in the United States of America or any court in any other country (ii) consent to submit to the exclusive jurisdiction of the Massachusetts Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) appoint, to the extent such party is not a resident of the Commonwealth of Massachusetts, irrevocably CT Corporation, 155 Federal Street, Boston, MA 02110

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as its agent in the Commonwealth of Massachusetts as such party’s agent for acceptance of legal process in connection with any such action or proceeding against such party with the same legal force and validity as if served upon such party personally within the Commonwealth of Massachusetts, (iv) waive any objection to the laying of venue of any such action or proceeding in the Massachusetts Court, and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Massachusetts Court has been brought in an improper or inconvenient forum.

22. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same Agreement.  This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

23. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

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FOIA Confidential Treatment Requested by Cyclerion Therapeutics, Inc.

Pursuant to 17 CFR 200.83

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the day and year first above written.

CYCLERION THERAPEUTICS, INC.

By:
Name:
Title:

INDEMNITEE

Name:

Address:

E-mail: